                         GT GLOBAL GROWTH & INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998

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THE FOLLOWING SUPPLEMENTS, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT
OBJECTIVE AND POLICIES," "HOW TO INVEST," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO G.T. INVESTMENT FUNDS, INC. (THE "COMPANY") AND THE FUND:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Company's investment management agreement with Chancellor LGT. Accordingly, the Company's Board of Directors has approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Company, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Company. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Board of Directors of the Company has also approved the following matters, subject to shareholder approval:

1. The adoption of compensation-type Rule 12b-1 plans of distribution for the Fund that would replace the Fund's current reimbursement-type Rule 12b-1 plans of distribution.

2.  Amendments to the fundamental investment restrictions of the Fund.

3. The reorganization of the Company from a Maryland corporation into a Delaware business trust.

In addition, the Board has approved new distribution agreements for the Fund pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as the Fund's principal underwriter. In connection with the appointment of A I M Distributors as the Fund's principal underwriter, the Fund's Class A shares would be sold subject to a sales charge determined in accordance with the following amended schedule:

                                                            INVESTOR'S SALES CHARGE               DEALER CONCESSION
                                                  --------------------------------------------  ---------------------
AMOUNT OF                                          AS A PERCENTAGE OF     AS A PERCENTAGE OF     AS A PERCENTAGE OF
INVESTMENT IN                                          THE PUBLIC           THE NET AMOUNT           THE PUBLIC
SINGLE TRANSACTION                                   OFFERING PRICE            INVESTED            OFFERING PRICE
------------------------------------------------  ---------------------  ---------------------  ---------------------
Less than $25,000...............................             5.50%                  5.82%                  4.75%
$25,000 but less than $50,000...................             5.25                   5.54                   4.50
$50,000 but less than $100,000..................             4.75                   4.97                   4.00
$100,000 but less than $250,000.................             3.75                   3.90                   3.00
$250,000 but less than $500,000.................             3.00                   3.07                   2.50
$500,000 but less than $1,000,000*..............             2.00                   2.04                   1.60

----------------
* Purchases of $1,000,000 or more will be at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date such shares were purchased.

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements and the new Rule 12b-1 plans; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Company will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

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G&IST803M                                                         March 25, 1998